Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Versar, Inc. (the “Company”) on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Theodore M. Prociv, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/S/ Theodore M. Prociv

Theodore M. Prociv
President and CEO

September 16, 2003

131

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Versar, Inc. (the “Company”) on Form 10-K for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence W. Sinnott, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/S/ Lawrence W. Sinnott

Lawrence W. Sinnott
Senior Vice President and
Chief Financial Officer

September 16, 2003

132